united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinatti, Ohio 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Annual Report
September 30, 2020

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.thecoveredbridgefund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Covered Bridge Fund
Annual Shareholder Letter
10/28/20

Dear Fellow Shareholders,
(unaudited)

The 12- month period ended September 30, 2020 was an extremely volatile period for the U.S. equity market. For this period, The Covered Bridge Fund (TCBIX) was down 13.42%. The Fund’s performance was lower than the benchmark and the peer group for the one-year, three-year and since inception periods. This is a substantial change from one year ago and is a function of the current market environment which, while frustrating, we believe to be temporary.

The Fund owns large capitalization dividend paying stocks which have significantly underperformed the S&P 500 since the inception of the Fund and accelerated during this period. We believe a more appropriate benchmark would be the Russell 1000 value index or the BXM (CBOE buy write index) which the Fund more closely represents. We hesitate to change the Fund’s benchmark after this sustained period of underperformance due to factors that are out of our control and, in our opinion, will turn to the Fund’s favor in the future. The current performance in the S&P 500 is being driven by a select group of low or non- dividend paying securities which, given the Fund’s mandate, the Fund will never own. Environments such as these tend to reach an extreme and then reverse for multiple years. We have no plans to change the Fund’s strategy in the foreseeable future.

The 12-month period ended September 30th, 2020 illustrated dramatic divergence of performance in the underlying sectors of the market. For example, the S&P Energy sector was -45.24% compared to the Information Technology sector that was +47.2% in the same period. Of course, the driver behind this environment was a global pandemic and widespread economic disruption. Many of the “work from home” stocks performed well as households adjusted to living under quarantine and the temporary economic shutdown. Meanwhile, demand for energy understandably fell, resulting in a considerable surplus of oil in the market, placing greater downward pressure on prices. We believe this sector is undervalued and is positioned to rebound as the global economy moves forward. We prefer to own positions in the integrated energy companies such as Exxon Mobil Corporation (1.7%) and Chevron Corporation (1.8%) as they are the largest companies in this space with the ability to emerge from the current economic environment while gaining market share. However, Exxon and Chevron’s stock prices have had a challenging year, -48.08% and -36.18% respectively.

The second worst performing area of the stock market over the year ended September 30th, 2020 was the Financial sector, returning a disappointing -11.93%. The banking industry has been particularly disadvantaged with the current interest rate environment. The Federal Reserve lowered the Federal Funds Rate to zero with the goal to provide a monetary policy that stimulates and supports the U.S. economy. While the front end of the yield curve fell, the long end of the curve was also driven down

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

as investors around the world viewed U.S. Treasuries as the risk-off trade in a volatile period. The U.S. 30 Year Treasury Note hit a low of 0.99% in March 2020. This low and the relatively flat yield curve made it difficult for banks to generate profit. We believe banks will benefit from a steepening of the yield curve going forward and they are priced attractively relative to the overall market. Our largest bank holdings are JPMorgan Chase & Co (3.2%) and Citigroup Inc. (1.7%). These companies have a trailing 1-year performance of -15.37% and -35.37% respectively. We believe these companies are good long-term investments and are positioned to outperform in the coming years. The investment management industry has also lagged in this period. We continue to favor Invesco (3.6%). While down 27.95% over the period, it has a dividend yield greater than 4% and has a forward price-to-earnings multiple of 8.5. More recently, we have seen consolidation and mergers in the industry, and we believe this is the beginning of the market recognizing the attractive valuations of these companies.

Going forward, we feel very encouraged by the opportunity that lies ahead. Volatility has returned to the U.S. equity market in a big way and should remain elevated for the foreseeable future. This may allow the Fund to generate much greater income from option premiums going forward. Given the current levels of volatility, we are taking in more than twice the premium than we had in the first three months of 2020. This occurred because the VIX (CBOE Volatility Index) spiked to over 80 during March and remained over 25 as of the end of September. This spike in volatility created higher option prices which, in turn, may generate greater income to the portfolio.

We continue to believe that we are in a period of great uncertainty that will take months and quarters to work through and shutting down the economy while leaving markets open only creates even greater uncertainty going forward. We plan to navigate this by sticking to the Fund’s discipline of buying what we believe to be good large cap companies that pay above average dividends and overwriting approximately half of each position. The Fund will also carry an above average cash position along with some index puts which should help to mitigate risk. This will be a long process but sticking to the Fund’s discipline may yield positive results and generate income in this trying time.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,
John Schonberg, CFA &
Michael Dashner, CFA

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

Performance As of 9/30/2020

						Since Inception
	3-Month	YTD	1-Year	3-Year	5-year	10/1/13
TCBIX	-1.52%	-17.32%	-13.42%	-0.99%	4.15%	3.70%
TCBAX	-1.59%	-17.53%	-13.71%	-1.27%	3.89%	3.42%
TCBAX With Load	-6.80%	-21.87%	-18.28%	-3.03%	2.77%	2.63%
BXM Index	6.52%	-9.58%	-5.66%	0.79%	4.62%	5.19%
Russell 1000 Value Index	5.59%	-11.58%	-5.04%	2.61%	7.63%	7.22%
S&P Index	8.93%	5.57%	15.15%	12.28%	14.15%	12.55%

Maximum Sales Charge of 5.25%

There is no assurance that the Fund will achieve its investment objectives. *The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2021, the Fund’s gross total annual operating expenses would be 1.80% for Class A and 1.55% for Class I. The net annual fund operating expenses are 1.76% and 1.51% of the Fund’s average daily net assets for its Class A and Class I shares, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call 855-525-2151.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. There is no assurance that the Fund will achieve it’s investment objectives.

The advisor has not previously managed a mutual fund. Investments in foreign securities could subject the Fund to greater risks including currency fluctuation, economic conditions, and different governmental and accounting standards. Higher portfolio turnover will result in higher transactional and brokerage costs. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short- term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Important Definitions: The S&P 500 Index: An unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The Russell 1000 Index: a subset of the Russell 3000 Index, represents the 1000 top companies by market capitalization in the United States. The BXM: tracks the performance of a hypothetical covered call strategy on the S&P 500 Index. Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period. Put Options: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. the Volatility Index, or VIX: is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility.

Important Risk Information: Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

expenses of The Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing. The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. 7379-NLD-11/3/2020

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

The Covered Bridge Fund
Portfolio Review (Unaudited)
September 30, 2020

Composition of the change in value of a $10,000 investment for Class A

Composition of the change in value of a $100,000 investment for Class I

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

		Annualized
	One Year	Five Years	Since Inception *
The Covered Bridge Fund:
Class A without Load	(13.71)%	3.89%	3.42%
Class A with load	(18.28)%	2.77%	2.63%
Class I	(13.42)%	4.15%	3.70%
S&P 500 Total Return Index **	15.15%	14.15%	12.55%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2021, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2020 including underlying funds, are 1.80% for Class A and 1.55% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
September 30, 2020

Portfolio Composition as of September 30, 2020

Breakdown by Sector		Breakdown by Country

	Percent of Net		Percent of Net
	Assets		Assets
Common Stock	93.2%	Common Stock	93.2%
Financial	19.3%	United States	82.1%
Health Care	18.0%	Bermuda	5.4%
Consumer Staples	13.5%	Ireland	2.3%
Technology	8.9%	Belgium	2.0%
Communications	8.5%	Britain	1.4%
Consumer Discretionary	6.8%	Options Purchased	0.9%
Energy	6.5%	Short-term Investment	5.6%
Utilities	3.9%	Call Options Written	(0.6)%
Industrials	3.1%	Other Assets Less Liabilities	0.9%
Real Estate	2.5%	Net Assets	100.0%
Materials	2.2%
Options Purchased	0.9%
Short-term Investment	5.6%
Call Options Written	(0.6)%
Other Assets Less Liabilities	0.9%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 93.2%
	AEROSPACE/DEFENSE - 1.8%
25,000	Raytheon Technologies Corp. ^	$1,438,500

	ASSET MANAGEMENT - 5.5%
75,000	Franklin Resources, Inc. (a)	1,526,250
260,000	Invesco Ltd. ^ (a)	2,966,600
		4,492,850
	AUTOMOTIVE - 0.8%
100,000	Ford Motor Co.	666,000

	BANKS - 12.0%
50,000	Bank of America Corp.	1,204,500
32,500	Citigroup, Inc.	1,401,075
27,000	JPMorgan Chase & Co. ^ (a)	2,599,290
120,000	Regions Financial Corp.	1,383,600
15,000	Truist Financial Corp.	570,750
41,000	US Bancorp (a)	1,469,850
50,000	Wells Fargo & Co.	1,175,500
		9,804,565
	BEVERAGES - 4.5%
30,000	Anheuser-Busch InBev SA/NV - ADR (a)	1,616,400
30,000	Coca-Cola Co. ^	1,481,100
18,000	Molson Coors Brewing Co.	604,080
		3,701,580
	BIOTECH & PHARMA - 12.9%
20,000	AbbVie, Inc.	1,751,800
2,500	Amgen, Inc. ^	635,400
30,000	Bristol-Myers Squibb Co. ^	1,808,700
25,000	Gilead Sciences, Inc. (a)	1,579,750
12,000	Johnson & Johnson ^	1,786,560
22,000	Merck & Company, Inc.	1,824,900
32,500	Pfizer, Inc. ^ (a)	1,192,750
		10,579,860
	CHEMICALS - 0.3%
4,666	DuPont de Nemours, Inc.	258,869

	DIVERSIFIED INDUSTRIALS - 1.3%
3,000	3M Co. ^	480,540
100,000	General Electric Co. (a)	623,000
		1,103,540
	ELECTRIC UTILITIES - 3.9%
60,000	CenterPoint Energy, Inc. ^ (a)	1,161,000
23,300	Duke Energy Corp. ^ (a)	2,063,448
		3,224,448
	ENTERTAINMENT CONTENT - 3.1%
89,301	ViacomCBS, Inc. ^	2,501,321

	FOOD - 4.3%
47,500	Kraft Heinz Co. (a)	1,422,625
35,000	Tyson Foods, Inc. ^	2,081,800
		3,504,425
	HEALTH CARE FACILITIES & SERVICES - 2.8%
40,000	CVS Health Corp. ^ (a)	2,336,000

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK (Continued) - 93.2%
	HOME & OFFICE PRODUCTS - 2.1%
101,000	Newell Brands, Inc.	$1,733,160

	INSURANCE - 1.9%
24,000	Prudential Financial, Inc. ^	1,524,480

	LEISURE PRODUCTS - 1.5%
15,000	Hasbro, Inc.	1,240,800

	MEDICAL EQUIPMENT & DEVICES - 2.3%
18,000	Medtronic PLC ^	1,870,560

	OIL & GAS - 6.4%
64,500	BP PLC - ADR (a)	1,126,170
20,000	Chevron Corp.	1,440,000
40,000	Exxon Mobil Corp. (a)	1,373,200
45,500	Marathon Petroleum Corp.	1,334,970
		5,274,340
	REAL ESTATE INVESTMENT TRUSTS - 2.5%
20,000	Equity Residential	1,026,600
35,000	Weyerhaeuser Co. ^	998,200
		2,024,800
	RETAIL - CONSUMER STAPLES - 2.3%
52,500	Walgreens Boots Alliance, Inc.	1,885,800

	RETAIL - DISCRETIONARY - 2.4%
85,500	Kohl’s Corp. ^	1,584,315
30,000	Nordstrom, Inc.	357,600
		1,941,915
	SEMICONDUCTORS - 3.5%
55,300	Intel Corp. ^ (a)	2,863,434

	STEEL - 1.9%
35,000	Nucor Corp. ^	1,570,100

	TECHNOLOGY HARDWARE - 2.4%
50,000	Cisco Systems, Inc. (a)	1,969,500

	TECHNOLOGY SERVICES - 3.0%
20,100	International Business Machines Corp. (a)	2,445,567

	TELECOMMUNICATIONS - 5.4%
115,000	AT&T, Inc. (a)	3,278,650
20,000	Verizon Communications, Inc. (a)	1,189,800
		4,468,450
	WHOLESALE - CONSUMER STAPLES - 2.4%
10,000	Archer-Daniels-Midland Co. ^	464,900
33,000	Bunge Ltd. (a)	1,508,100
		1,973,000

	TOTAL COMMON STOCK (Cost - $97,312,672)	76,397,864

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	OPTIONS PURCHASED * - 0.9%
	CALL OPTIONS PURCHASED - 0.4%
300	Anheuser-Busch InBev SA/NV - ADR	January 2021	$60.00	$1,800,000	$57,900
2,000	Ford Motor Co.	January 2021	7.00	1,400,000	116,000
2,000	Invesco Ltd.	January 2021	13.00	2,600,000	126,000
180	Molson Coors Beverage Co.	January 2021	40.00	720,000	13,320
	TOTAL OPTIONS PURCHASED (Cost - $516,056)				313,220

	PUT OPTIONS PURCHASED - 0.5%
200	SPDR S&P 500 ETF Trust	December 2020	320.00	6,400,000	251,600
400	SPDR S&P 500 ETF Trust	December 2020	290.00	11,600,000	220,800
	TOTAL PUT OPTIONS PURCHASED (Cost - $804,055)				472,400

	TOTAL OPTIONS PURCHASED (Cost - $1,320,111)				785,620

Shares
	SHORT-TERM INVESTMENT - 5.6%
	MONEY MARKET FUND - 5.6%
4,575,216	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.01% + (a)				4,575,216
	TOTAL SHORT-TERM INVESTMENT (Cost - $4,575,216)

	TOTAL INVESTMENTS - 99.7% (Cost - $103,207,999)				$81,758,700
	OPTIONS WRITTEN (Premiums Received - $442,802) - (0.6)%				(484,245)
	OTHER ASSETS LESS LIABILITIES - 0.9%				734,868
	NET ASSETS - 100.0%				$82,009,323

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	CALL OPTIONS WRITTEN * - (0.6)%
30	3M Co.	October 2020	$160.00	$480,000	$12,450
25	Amgen, Inc.	October 2020	240.00	600,000	38,250
100	Archer-Daniels-Midland Co.	October 2020	46.00	460,000	11,000
150	Bristol-Myers Squibb Co.	October 2020	58.00	870,000	36,900
300	CenterPoint Energy, Inc.	October 2020	19.00	570,000	21,000
150	Coca-Cola Co.	November 2020	50.00	750,000	25,500
100	CVS Health Corp.	October 2020	59.00	590,000	11,200
100	Duke Energy, Inc.	October 2020	82.50	825,000	62,000
200	Intel Corp.	October 2020	49.50	990,000	54,800
300	Invesco Ltd.	October 2020	12.00	360,000	7,500
60	Johnson & Johnson Co.	October 2020	150.00	900,000	14,100
115	JPMorgan Chase & Co.	October 2020	94.50	1,086,750	37,835
150	Kohl’s Corp.	November 2020	20.00	300,000	24,750
90	Medtronic PLC	October 2020	103.00	927,000	22,860
100	Nucor Corp.	October 2020	45.00	450,000	14,000
100	Pfizer, Inc.	October 2020	36.00	360,000	12,800
120	Prudential Financial, Inc.	October 2020	65.00	780,000	15,600
100	Raytheon Technologies Corp.	October 2020	59.00	590,000	10,300
100	Tyson Foods, Inc.	October 2020	59.00	590,000	20,200
300	ViacomCBS, Inc.	October 2020	29.00	870,000	19,200
100	Weyerhaeuser Co.	October 2020	28.00	280,000	12,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $442,802)				$484,245

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Variable rate security - interest rate is as of September 30, 2020.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

(a)	All or portion of the security is pledged as collateral.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments in Securities at Value (cost $103,207,999)	$81,758,700
Cash - Options Collateral Account	56,700
Deposits with Broker for Options Written	1,887,644
Receivable for Investments Sold	2,138,632
Dividend and Interest Receivable	123,306
Receivable for Fund Shares Sold	37,112
Prepaid Expenses and Other Assets	16,840
Total Assets	86,018,934

Liabilities:
Payable for Investments Purchased	3,331,042
Options Written (premiums received $442,802)	484,245
Payable for Fund Shares Redeemed	74,491
Investment Advisory Fees Payable	62,865
Payable to Related Parties	21,735
Distribution (12b-1) Fees Payable	2,409
Accrued Expenses and Other Liabilities	32,824
Total Liabilities	4,009,611

Net Assets	$82,009,323

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,466,378 shares of beneficial interest outstanding)	$11,312,907
Net Asset Value and Redemption Price Per Share (a) ($11,312,907/1,466,378 shares of beneficial interest outstanding)	$7.71
Offering Price Per Share ($7.71/0.9475)	$8.14

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 9,204,982 shares of beneficial interest outstanding)	$70,696,416
Net Asset Value, Offering and Redemption Price Per Share (a) ($70,696,416/9,204,982 shares of beneficial interest outstanding)	$7.68

Composition of Net Assets:
Paid-in-Capital	$105,162,989
Accumulated Losses	(23,153,666)
Net Assets	$82,009,323

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

Investment Income:
Dividend Income (Less $13,315 Foreign Taxes)	$2,709,311
Interest Income	88,648
Total Investment Income	2,797,959

Expenses:
Investment Advisory Fees	879,207
Administration Fees	109,912
Transfer Agent Fees	64,421
Third Party Administrative Servicing Fees	53,581
Fund Accounting Fees	46,072
Registration & Filing Fees	43,157
Interest Expense	40,968
Distribution (12b-1) Fees - Class A	33,122
Chief Compliance Officer Fees	21,657
Legal Fees	20,687
Printing Expense	17,677
Audit Fees	17,005
Custody Fees	14,929
Trustees’ Fees	14,040
Insurance Expense	2,687
Miscellaneous Expenses	3,414
Total Expenses	1,382,536
Less: Fee Waived by Adviser	(77,832)
Net Expenses	1,304,704
Net Investment Income	1,493,255

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments and Options Purchased	(4,520,752)
Options Written	5,469,837
Total Net Realized Gain	949,085

Net Change in Unrealized Depreciation on:
Investments and Options Purchased	(15,467,123)
Options Written	(108,478)
Total Net Change in Unrealized Depreciation	(15,575,601)

Net Realized and Unrealized Loss on Investments	(14,626,516)

Net Decrease in Net Assets Resulting From Operations	$(13,133,261)

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Operations:
Net Investment Income	$1,493,255	$1,553,154
Net Realized Gain	949,085	3,456,771
Net Change in Unrealized Depreciation	(15,575,601)	(2,711,021)
Net Increase (Decrease) in Net Assets Resulting From Operations	(13,133,261)	2,298,904

Distributions to Shareholders From:
Distributable Earnings
Class A ($0.39 and $1.31, respectively)	(606,946)	(1,996,169)
Class I ($0.42 and $1.33, respectively)	(3,522,570)	(8,484,754)
Return of Capital
Class A ($0.11 and $0.00, respectively)	(159,032)	—
Class I ($0.11 and $0.00, respectively)	(1,026,767)	—
Net Decrease in Net Assets From Distributions to Shareholders	(5,315,315)	(10,480,923)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (89,580 and 56,714 shares, respectively)	796,637	542,289
Distributions Reinvested (88,769 and 209,674 shares, respectively)	744,757	1,939,294
Redemption Fee Proceeds	1,984	581
Cost of Shares Redeemed (275,451 and 251,391 shares, respectively)	(2,309,417)	(2,299,883)
Total Class A	(766,039)	182,281

Class I
Proceeds from Shares Issued (2,858,160 and 2,041,192 shares, respectively)	24,601,201	19,296,108
Distributions Reinvested (441,328 and 835,965 shares, respectively)	3,689,345	7,704,259
Redemption Fee Proceeds	11,540	2,573
Cost of Shares Redeemed (1,856,451 and 991,173 shares, respectively)	(15,196,755)	(9,350,127)
Total Class I	13,105,331	17,652,813

Net Increase in Net Assets from Capital Share Transactions	12,339,292	17,835,094

Total Increase (Decrease) in Net Assets	(6,109,284)	9,653,075

Net Assets:
Beginning of Year	88,118,607	78,465,532
End of Year	$82,009,323	$88,118,607

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Year	$9.48	$10.60	$10.46	$10.11	$9.36
Increase (Decrease) From Operations:
Net investment income (1)	0.13	0.16	0.12	0.09	0.08
Net realized and unrealized gain (loss) on Investments	(1.40)	0.03	0.75	0.96	1.15
Total from operations	(1.27)	0.19	0.87	1.05	1.23
Less Distributions:
From net investment income	(0.09)	(0.16)	(0.10)	(0.08)	(0.07)
From net realized gain	(0.30)	(1.15)	(0.63)	(0.62)	(0.41)
From return of capital	(0.11)	—	—	—	—
Total Distributions	(0.50)	(1.31)	(0.73)	(0.70)	(0.48)
Paid in capital from redemption fees (1)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Net Asset Value, End of Year	$7.71	$9.48	$10.60	$10.46	$10.11
Total Return (2)	(13.71)%	2.58%	8.73%	10.72%	13.58%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$11,313	$14,822	$16,408	$13,421	$6,584
Ratio of expenses to average net assets:
before reimbursement (4)	1.79%	1.79%	1.80%	2.10%	2.25%
net of reimbursement	1.70%	1.75%	1.73%	1.93%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.74%	1.69%	1.72%	2.07%	2.25%
net of reimbursement	1.65%	1.65%	1.65%	1.90%	1.90%
Ratio of net investment income to average net assets	1.49%	1.72%	1.15%	0.91%	0.81%
Portfolio turnover rate	204%	159%	186%	222%	193%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Year	$9.44	$10.56	$10.44	$10.10	$9.38
Increase (Decrease) From Operations:
Net investment income (1)	0.15	0.19	0.15	0.12	0.10
Net realized and unrealized gain (loss) on Investments	(1.38)	0.02	0.75	0.96	1.14
Total from operations	(1.23)	0.21	0.90	1.08	1.24
Less Distributions:
From net investment income	(0.12)	(0.18)	(0.15)	(0.12)	(0.11)
From net realized gain	(0.30)	(1.15)	(0.63)	(0.62)	(0.41)
From return of capital	(0.11)	—	—	—	—
Total Distributions	(0.53)	(1.33)	(0.78)	(0.74)	(0.52)
Paid in capital from redemption fees (1)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Net Asset Value, End of Year	$7.68	$9.44	$10.56	$10.44	$10.10
Total Return (2)	(13.42)%	2.86%	8.99%	11.02%	13.73%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$70,696	$73,296	$62,058	$50,104	$29,175
Ratio of expenses to average net assets:
before reimbursement (4)	1.54%	1.54%	1.55%	1.85%	2.00%
net of reimbursement	1.45%	1.50%	1.48%	1.68%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.49%	1.44%	1.47%	1.82%	2.00%
net of reimbursement	1.40%	1.40%	1.40%	1.65%	1.65%
Ratio of net investment income to average net assets	1.74%	1.97%	1.40%	1.16%	1.09%
Portfolio turnover rate	204%	159%	186%	222%	193%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$76,397,864	$—	$—	$76,397,864
Call Options Purchased	313,220	—	—	313,220
Put Options Purchased	472,400	—	—	472,400
Short-Term Investment	4,575,216	—	—	4,575,216
Total	$81,758,700	$—	$—	$81,758,700
Liabilities
Call Options Written	$(484,245)	—	$—	$(484,245)
Total	$(484,245)	$—	$—	$(484,245)

The Fund did not hold any Level 3 securities during the year ended September 30, 2020.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of September 30, 2020 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2020.

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
Liabilities:
		Gross	Net Amounts
		Amounts	of Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement of	the Statement	Financial	Cash
	Recognized	Assets &	of Assets &	Instruments	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Pledged (1)	Pledged	Amount
Call Options Written	$(484,245)	$—	$(484,245)	$484,245	$—	$—
Total	$(484,245)	$—	$(484,245)	$484,245	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2020:

Derivative Investments		Location on the Statement of Assets and
Type	Risk	Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$785,620
Options Written	Equity	Options Written	(484,245)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations for the year ended September 30, 2020:

Derivative
Investments Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Loss on Investments and Options Purchased	$347,566
Options Written	Equity	Net Realized Gain on Options Written	5,469,837
Options Purchased	Equity	Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	(1,341,314)
Options Written	Equity	Net Change in Unrealized Appreciation (Depreciation) on Options Written	(108,478)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 – September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

paid monthly, at an annual rate of 1.00% of the average daily net assets. For the year ended September 30, 2020, the Adviser earned management fees of $879,207.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) at least until January 31, 2021, so that the total annual operating expenses of the Fund do not exceed 1.65% and 1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within three years of when the amounts were waived. During the year ended September 30, 2020, the Adviser waived fees of $77,832 pursuant to its contractual agreement.

As of September 30, 2020, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2021	2022	2023	Total
$45,606	$38,799	$77,832	$162,237

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the year ended September 30, 2020, pursuant to the Plan, the Fund paid $33,122. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended September 30, 2020, the Distributor received $19,902 in underwriting commissions for sales of Class A shares, of which $3,289 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2020, amounted to $179,298,029 and $147,870,511, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The Fund received redemption fees of $13,524, for the year ended September 30, 2020.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at September 30, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$102,813,117	$262,294	$(21,800,956)	$(21,538,662)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$3,711,547	$10,480,923
Long-Term Capital Gain	417,969	—
Return of Capital	1,185,799	—
	$5,315,315	$10,480,923

As of September 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,607,102)	$—	$(7,902)	$(21,538,662)	$(23,153,666)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, Charles Schwab & Co, Inc. and Stifel Nicolaus & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 28% and 68%, respectively, of the voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 46% and 33%, respectively, of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of The Covered Bridge Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Covered Bridge Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five year - period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2013.

Philadelphia, Pennsylvania

November 24, 2020

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(4/1/20)	(9/30/20)	(4/1/20 to 9/30/20)*
Actual
Class A	$1,000.00	$1,030.10	$8.51
Class I	$1,000.00	$1,031.50	$7.25
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.62	$8.45
Class I	$1,000.00	$1,017.86	$7.20

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.68% and 1.43% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 5, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board recognized that the Adviser was founded in 1997 and had over $1.4 billion in assets under management. The Board discussed that the Adviser provided customized investment management services to private wealth and institutional clients. The Board reviewed that the Adviser’s investment process selected large cap equity securities using several screens based on fundamental data that focused on above average dividends, dividend payout ratios, cash flow, ratio analysis and qualitative factors. The Board noted that the Adviser purchased index put options to help mitigate downside risk. The Board observed that the Adviser monitored compliance with Covered Bridge’s investment limitations with pre-trade checks performed by the portfolio managers and the Adviser’s chief compliance officer. The Board acknowledged that the Adviser selected and approved broker-dealers based on best execution and that it reported no material compliance or litigation issues since the investment advisory agreement was last renewed. The Board noted that the Adviser had sufficient resources and an experienced equity team that performed labor intensive fundamental research and executed complex option strategies. The Board concluded that it could expect the Adviser to continue providing satisfactory service to Covered Bridge and its shareholders.

Performance. The Board discussed that Covered Bridge had a 3-star Morningstar rating and was on par with its peer group over the 5-year period and outperformed its peer group since inception. The Board noted that Covered Bridge underperformed its benchmark across all periods. The Board remarked that market volatility caused by the pandemic in the year-to-date period had been challenging for Covered Bridge and that its covered calls and protective puts were not enough to offset the effects of the fast selloff on Covered Bridge’s holdings which reduced its solid long-term results. The Board concluded that Covered Bridge’s performance was not unreasonable and that the Adviser should continue managing covered Bridge consistent with its investment strategy through a full market cycle.

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Fees and Expenses. The Board recognized that the Adviser’s 1.00% advisory fee was higher than the averages and medians of its peer group and Morningstar category but below the highs of each. The Board noted that Covered Bridge’s 1.40% net expense ratio was also higher than the averages and medians of its peer group and Morningstar category but below the highs of each. The Board commented that the Adviser attributed its higher than average advisory fee to its use of individual equity options on each position, which was labor intensive, whereas many of its peers used index products for their option writing strategy. The Board reviewed the Adviser’s position that Covered Bridge’s expense ratio was higher than that of its peer group due to Covered Bridge’s limited asset size. Given these considerations, the Board concluded that the Adviser’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that the Adviser had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints or other means of sharing those economies with shareholders. It noted that the Adviser agreed that, as Covered Bridge grew and the Adviser achieved material economies of scale related to the services it provided, the Adviser would be willing to discuss implementing breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of Covered Bridge and acknowledged that the Adviser had earned a reasonable profit managing Covered Bridge. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee was not unreasonable and that renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Covered Bridge.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The address of each Trustee and officer is 4221 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the [Fund/ Funds]. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/20-NLFT III-v2

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Officers of the Trust

Name, Address, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-525-2151.

9/30/20-NLFT III-v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $13,500

2019 – $13,500

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 – $2,500

2019 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020    2019

Audit-Related Fees:       0.00%  0.00%

Tax Fees:                      0.00%  0.00%

All Other Fees:              0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,500

2019 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/4/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 12/4/20